GOODWILL	12 Months Ended
Jun. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Disclosure [Text Block]
NOTE 10 -	GOODWILL

The changes in the carrying amount of goodwill are as follows:

	June 30,
	2015	2016

Balance at beginning of year	$66,640	$59,918
Goodwill impairment charge	(1,855)	-
Translation adjustment	(4,867)	(71)

Balance at the end of year	$59,918	$59,847

Concord, as a component of the M&E operating segment, is considered to be a reporting unit for goodwill impairment purposes as Concord constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of Concord. The amount of goodwill allocated to Concord was $25,141 and $25,111 as of June 30, 2015 and 2016, respectively, before any impairment charges. The Company engaged an independent third-party appraiser to perform the first step of the two-step goodwill impairment test. For the year ended June 30, 2015, the Company concluded that the carrying amount of Concord exceeded its fair value and continued to the second step to measure the amount of impairment loss and recorded a goodwill impairment charge of $1,855 under the caption of “Goodwill impairment charge” in the statement of comprehensive income. For the year ended June 30, 2016, the Company’s step one impairment test indicated that the fair value of Concord exceeded its carrying amount and thus no impairment was noted. The amount of goodwill allocated to Concord after impairment was $23,288 and $23,258 as of June 30, 2015 and 2016.

Estimating the fair value of Concord requires the Company to make assumptions and estimates regarding its future plans, market share, industry and economic conditions of the various geographical areas in which it operates which includes Singapore, Malaysia and the Middle East. In applying the discounted cash flow approach, key assumptions include the amount and timing of future expected cash flows, terminal value growth rates and appropriate discount rates. The Company estimates future expected cash flows for each geographical area in which it operates and calculates the net present value of those estimated cash flows using risk adjusted discount rates ranging from 13.5% to 16.4% (2015: 15.0% to  16.9%) and a terminal value growth rate was 2% (2015: 2%). If the discount rates adopted in 2016 increased or decreased by 1.0%, the fair value of Concord would decrease or increase by $3,018  and $3,527, respectively. If the terminal value growth rates adopted in 2016 increased or decreased by 1.0%, the fair value of Concord would increase or decrease by $1,871 and $1,611, respectively.

There are uncertainties surrounding the amount and timing of future expected cash flows as they may be impacted by negative events such as a slowdown in the mechanical and electrical engineering sector, deteriorating economic conditions in the geographical areas Concord operates in, political, economic and social uncertainties in the Middle East, increasing competitive pressures and fewer than expected mechanical and electrical solution contracts awarded to Concord. These events can negatively impact demand for Concord’s services and result in actual future cash flows being less than forecasted or delays in the timing of when those cash flows are expected to be realized. Further, the timing of when actual future cash flows are received could differ from the Company’s estimates, which are based on historical trends and does not factor in unexpected delays in project commencement or execution.

The Company also performed a qualitative assessment with respect to Bond, the other reporting unit, to determine if it is more likely than not that the fair value of the reporting unit is less than its carrying amount. By identifying the most relevant drivers of fair value and significant events, and weighing the identified factors, the Company concluded that it was more likely than not that the fair value of the reporting unit exceeded its carrying amount of $36,633 and $36,589 as of June 30, 2015 and 2016, respectively.